Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Ollie’s Bargain Outlet Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended July 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Swygert, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 1, 2022

/s/ John Swygert
John Swygert
President, Chief Executive Officer and Interim Chief Financial Officer